THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [1,4,5]	Thomas H. Lenagh [2,3]
Phyllis O. Bonanno [1,4,5]	Kathleen T. McGahran [2,4]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	Craig R. Smith [2,4]
Roger W. Gale [1,3,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman and Chief Executive Officer
Joseph M. Truta	President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
Stephen E. Kohler	Vice President—Research
David R. Schiminger	Vice President—Research
D. Cotton Swindell	Vice President—Research
David D. Weaver	Vice President—Research
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/07)	$14.95
Net Asset Value (9/30/07)	$17.33
Discount:	13.7%

New York Stock Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdaEx

Distributions in 2007

From Investment Income	$0.14
From Net Realized Gains	0.01

Total	$0.15

2007 Dividend Payment Dates

March 1, 2007

June 1, 2007

September 1, 2007

December 27, 2007*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of The Adams Express Company (the Company) for the nine months ended September 30, 2007. Also provided are a schedule of investments and other summary financial information.

Net assets of the Company at September 30, 2007 were $17.33 per share on 85,490,774 shares outstanding, compared with $15.86 per share at December 31, 2006 on 86,838,223 shares outstanding. On March 1, 2007, a distribution of $0.05 per share was paid, consisting of $0.03 from 2006 investment income, $0.01 from 2006 short-term capital gain, and $0.01 from 2007 investment income, all taxable in 2007. A 2007 invest-ment income dividend of $0.05 per share was paid on June 1, 2007 and September 1, 2007.

Net investment income for the nine months ended September 30, 2007 amounted to $22,066,131, compared with $13,673,160 for the same nine month period in 2006. These earnings are equal to $0.26 and $0.16 per share.

Net capital gain realized on investments for the nine months ended September 30, 2007 amounted to $55,484,647, or $0.65 per share.

For the nine months ended September 30, 2007, the total return on the net asset value (with dividends and capital gains reinvested) of the Company’s shares was 10.4%. The total return on the market value of the Company’s shares for the period was 8.9%. These compare to a 9.1% total return for the Standard & Poor’s 500 Composite Stock Index and a 9.0% total return for the Lipper Large Cap Core Mutual Fund Average over the same time period.

For the twelve months ended September 30, 2007, the Company’s total return on net asset value was 17.4% and on market value was 17.8%. Comparable figures for the S&P 500 and the Lipper Large Cap Core Mutual Fund Average were 16.4% and 16.0%, respectively.

Current and potential stockholders can find information about the Company, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.adamsexpress.com. Also available on the website are a history of the Company, historical financial information, and other useful content. Further information regarding stockholder services is located on page 15 of this report.

By order of the Board of Directors,

Douglas G. Ober,

Chairman and

Chief Executive Officer

Joseph M. Truta,

President

October 12, 2007

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities (cost $881,747,727)	$1,305,465,645
Non-controlled affiliate, Petroleum & Resources Corporation (cost $34,735,404)	88,214,463
Short-term investments (cost $81,850,014)	81,850,014
Securities lending collateral (cost $70,070,900)	70,070,900	$1,545,601,022
Cash		373,741
Receivables:
Investment securities sold		3,347,053
Dividends and interest		1,293,330
Prepaid pension cost		3,340,022
Prepaid expenses and other assets		2,305,431
Total Assets		1,556,260,599
Liabilities
Investment securities purchased		615,203
Open written option contracts at value (proceeds $468,488)		627,900
Obligations to return securities lending collateral		70,070,900
Accrued expenses		3,801,516
Total Liabilities		75,115,519
Net Assets		$1,481,145,080
Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 85,490,774 shares (includes 86,867 restricted shares, 6,000 restricted stock units, and 4,561 deferred stock units) (Note 6)		$85,491
Additional capital surplus		935,228,812
Accumulated other comprehensive income (Note 5)		(1,740,749)
Undistributed net investment income		14,651,049
Undistributed net realized gain on investments		55,882,912
Unrealized appreciation on investments		477,037,565
Net Assets Applicable to Common Stock		$1,481,145,080
Net Asset Value Per Share of Common Stock		$17.33

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2007

(unaudited)

Investment Income
Income:
Dividends:
From unaffiliated issuers	$23,454,022
From non-controlled affiliate	699,767
Interest and other income	2,678,664
Total income	26,832,453
Expenses:
Investment research	2,172,635
Administration and operations	1,061,614
Directors’ fees	243,097
Reports and stockholder communications	297,629
Transfer agent, registrar and custodian expenses	265,661
Auditing and accounting services	92,145
Legal services	102,021
Occupancy and other office expenses	294,553
Travel, telephone and postage	66,748
Other	170,219
Total expenses	4,766,322
Net Investment Income	22,066,131
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	55,331,573
Net realized gain distributed by regulated investment company (non-controlled affiliate)	153,074
Change in unrealized appreciation on investments	58,281,309
Net Gain on Investments	113,765,956
Change in Net Assets Resulting from Operations	$135,832,087

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Nine Months Ended September 30, 2007	Year Ended December 31, 2006
	(unaudited)
From Operations:
Net investment income	$22,066,131	$19,691,488
Net realized gain on investments	55,484,647	56,553,881
Change in unrealized appreciation on investments	58,281,309	102,278,889
Change in accumulated other comprehensive income (note 5)	83,356	(1,824,105)
Increase in net assets resulting from operations	135,915,443	176,700,153
Distributions to Stockholders from:
Net investment income	(12,047,670)	(19,554,259)
Net realized gain from investment transactions	(868,719)	(56,771,240)
Decrease in net assets from distributions	(12,916,389)	(76,325,499)
From Capital Share Transactions:
Value of shares issued in payment of distributions	3,988	31,661,698
Cost of shares purchased (Note 4)	(19,734,714)	(21,770,315)
Deferred compensation (Notes 4,6)	458,442	423,621
Change in net assets from capital share transactions	(19,272,284)	10,315,004
Total Increase in Net Assets	103,726,770	110,689,658

Net Assets:
Beginning of period	1,377,418,310	1,266,728,652
End of period (including undistributed net investment income of $14,651,049 and $4,632,588, respectively)	$1,481,145,080	$1,377,418,310

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Security Valuation — Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies — Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company’s policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at September 30, 2007 was $1,067,916,794 and net unrealized appreciation aggregated $477,684,228, of which the related gross unrealized appreciation and depreciation were $552,972,186 and $75,287,958, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Company’s capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

3. Investment Transactions

The Company’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2007 were $125,278,533 and $152,441,252, respectively. Options may be written (sold) or purchased by the Company. The Company, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of September 30, 2007 can be found on page 12.

Transactions in written covered call and collateralized put options during the nine months ended September 30, 2007 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2006	3,745	$497,618	2,103	$220,313
Options written	4,640	580,125	4,785	540,246
Options terminated in closing purchase transactions	(780)	(114,107)	(200)	(29,400)
Options expired	(3,395)	(419,496)	(4,153)	(451,931)
Options exercised	(2,170)	(317,728)	(385)	(37,152)
Options outstanding, September 30, 2007	2,040	$226,412	2,150	$242,076

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2006, the Company issued 2,301,959 shares of its Common Stock at a price of $13.75 per share (the average market price on December 11, 2006) to stockholders of record on November 21, 2006 who elected to take stock in payment of the year-end distribution from 2006 capital gain and investment income. In addition, 722 shares were issued at a weighted average price of $13.43 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2007, the Company has issued 282 shares of its Common Stock at a weighted average price of $14.07 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2007 and 2006 were as follows:

	Shares		Amount
	Nine months ended September 30, 2007	Year ended December 31, 2006	Nine months ended September 30, 2007	Year ended December 31, 2006
Shares issued in payment of distributions	282	2,302,681	$3,988	$31,661,698
Shares purchased (at a weighted average discount from net asset value of 13.1% and 13.9%, respectively)	(1,391,931)	(1,623,542)	(19,734,714)	(21,770,315)
Net activity under the Equity-Based Compensation Plans	44,200	59,477	458,442	423,621
Net change	(1,347,449)	738,616	$(19,272,284)	$10,315,004

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Retirement Plans

The Company’s non-contributory qualified defined benefit pension plan (“qualified plan”) covers all employees with at least one year of service. In addition, the Company has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Company’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the nine months ended September 30, 2007, the Company did not contribute to the plans. The Company does not anticipate making any contribution to the overfunded qualified plan in 2007.

The following table aggregates the components of the plans’ net periodic pension cost:

	Nine months ended September 30, 2007	Year ended December 31, 2006
Service cost	$365,486	$460,969
Interest cost	426,371	518,015
Expected return on plan assets	(641,665)	(922,155)
Amortization of prior service cost	70,881	119,776
Amortization of net loss	121,969	180,764
Deferred asset gain	—	128,119
Net periodic pension cost	$343,042	$485,488

The Company also sponsors a defined contribution plan that covers substantially all employees. For the nine months ended September 30, 2007, the Company expensed contributions of $142,963. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of September 30, 2007, and changes during the nine month period then ended, is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2006	201,990	$11.81	4.79
Exercised	(55,186)	10.38	—
Outstanding at September 30, 2007	146,804	$12.33	3.72
Exercisable at September 30, 2007	80,282	$12.86	3.00

The options outstanding as of September 30, 2007 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$8.25-$10.49	42,817	$9.25	3.39
$10.50-$12.74	52,839	11.02	4.85
$12.75-$14.99	—	—	—
$15.00-$17.25	51,148	16.28	2.84
Outstanding at September 30, 2007	146,804	$12.33	3.72

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the nine months ended September 30, 2007 was $130,556.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of awards earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at September 30, 2007 is 3,288,888 shares.

The Company pays dividends and dividend equivalents on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on restricted awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Company’s awards granted under the 2005 Plan as of September 30, 2007, and changes during the nine month period then ended, is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2006	70,493	$12.92
Granted:
Restricted stock	32,720	13.73
Restricted stock units	6,000	14.07
Deferred stock units	1,412	14.24
Vested	(13,197)	12.99
Forfeited	—	—
Balance at September 30, 2007 (includes 82,220 performance-based awards and 15,208 nonperformance-based awards)	97,428	$13.28

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ending September 30, 2007 were $315,662. The total compensation costs for restricted stock units granted to non-employee directors for the period ended September 30, 2007 were $66,097. As of September 30, 2007, there were total unrecognized compensation costs of $679,713, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.67 years.

7. Officer and Director Compensation

The aggregate remuneration paid during the nine months ended September 30, 2007 to officers and directors amounted to $2,506,833, of which $227,791 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Company’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At September 30, 2007, the Company had securities on loan of $68,210,267 and held collateral of $70,070,900, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

FINANCIAL HIGHLIGHTS

	Nine Months Ended
	(unaudited)				Year Ended December 31
	September 30, 2007		September 30, 2006		2006	2005	2004	2003	2002

Per Share Operating Performance

Net asset value, beginning of period	$15.86		$14.71		$14.71	$15.04	$14.36	$12.12	$16.05

Net investment income	0.26*		0.16		0.23	0.22	0.23**	0.19	0.20

Net realized gains and increase (decrease) in unrealized appreciation	1.33		0.98		1.86	0.32	1.39	2.85	(3.38)

Change in accumulated other comprehensive income (note 5)	—		—		(0.02)	—	—	—	—

Total from investment operations	1.59		1.14		2.07	0.54	1.62	3.04	(3.18)

Less distributions

Dividends from net investment income	(0.14)		(0.13)		(0.23)	(0.22)	(0.24)	(0.17)	(0.19)

Distributions from net realized gains	(0.01)		(0.02)		(0.67)	(0.64)	(0.66)	(0.61)	(0.57)

Total distributions	(0.15)		(0.15)		(0.90)	(0.86)	(0.90)	(0.78)	(0.76)

Capital share repurchases	0.03		0.03		0.04	0.05	0.02	0.04	0.05

Reinvestment of distributions	—		—		(0.06)	(0.06)	(0.06)	(0.06)	(0.04)

Total capital share transactions	0.03		0.03		(0.02)	(0.01)	(0.04)	(0.02)	0.01

Net asset value, end of period	$17.33		$15.73		$15.86	$14.71	$15.04	$14.36	$12.12

Per share market price, end of period	$14.95		$13.52		$13.87	$12.55	$13.12	$12.41	$10.57

Total Investment Return

Based on market price	8.9%		9.0%		17.9%	2.2%	13.2%	25.2%	(20.6)%

Based on net asset value	10.4%		8.2%		15.0%	4.5%	12.1%	26.3%	(19.4)%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$1,481,145		$1,338,665		$1,377,418	$1,266,729	$1,295,549	$1,218,862	$1,024,810

Ratio of expenses to average net assets	0.45%	†	0.47%	†	0.50%	0.45%	0.43%	0.47%	0.34%

Ratio of net investment income to average net assets	2.06%	†	1.40%	†	1.50%	1.44%	1.54%	1.45%	1.42%

Portfolio turnover	12.27%	†	11.51%	†	10.87%	12.96%	13.43%	12.74%	17.93%

Number of shares outstanding at end of period (in 000’s)	85,491		85,118		86,838	86,100	86,135	84,886	84,536

*	In April 2007 the Company received $5,100,000, or $0.06 per share, in a special cash dividend from Dean Foods Co.
**	In 2004 the Company received $2,400,000, or $0.03 per share, in an extraordinary dividend from Microsoft Corp.
†	Ratios presented on an annualized basis.

SCHEDULE OF INVESTMENTS

September 30, 2007

(unaudited)

	Shares	Value (A)
Stocks and Convertible Securities — 94.1%

Consumer — 16.1%
Consumer Discretionary — 6.1%
BJ’s Wholesale Club, Inc. (B)(C)	415,000	$13,761,400
Comcast Corp. (B)	525,000	12,694,500
Gannett Co., Inc.	112,500	4,916,250
Harley-Davidson, Inc.	120,000	5,545,200
Lowe’s Companies, Inc.	575,000	16,111,500
Newell Rubbermaid Inc.	400,000	11,528,000
Ryland Group Inc.	343,500	7,361,205
Target Corp.	290,000	18,435,300

		90,353,355

Consumer Staples — 10.0%
Avon Products, Inc. (C)	418,400	15,702,552
Bunge Ltd.	133,000	14,290,850
Coca-Cola Co.	200,000	11,494,000
Dean Foods Co.	340,000	8,697,200
Del Monte Foods Co.	1,300,000	13,650,000
PepsiCo, Inc.	400,000	29,304,000
Procter & Gamble Co.	340,000	23,915,600
Safeway Inc.	390,000	12,912,900
Unilever plc ADR	550,000	17,418,500

		147,385,602

Energy — 13.9%
ConocoPhillips	345,000	30,280,650
ENSCO International, Inc.	209,150	11,733,315
Exxon Mobil Corp.	215,000	19,900,400
Marathon Oil Co.	240,000	13,684,800
Murphy Oil Corp.	38,500	2,690,765
Petroleum & Resources Corporation (D)	2,186,774	88,214,463
Schlumberger Ltd.	380,000	39,900,000

		206,404,393

Financials — 15.8%
Banking — 12.7%
BankAtlantic Bancorp, Inc.	880,000	7,629,600
Bank of America Corp.	710,000	35,691,700
Bank of New York Mellon Corp.	403,775	17,822,629
Fifth Third Bancorp	280,000	9,486,400
Morgan Stanley	180,000	11,340,000
PNC Financial Services Group Inc.	200,000	13,620,000
Prosperity Bancshares, Inc.	200,000	6,632,000
State Street Corp.	323,895	22,076,683
Wachovia Corp.	520,000	26,078,000
Wells Fargo & Co.	650,000	23,153,000
Wilmington Trust Corp.	363,000	14,120,700

		187,650,712

	Shares	Value (A)
Insurance — 3.1%
AMBAC Financial Group, Inc. (C)	200,000	$12,582,000
American International Group, Inc.	500,000	33,825,000

		46,407,000

Health Care — 11.7%
Abbott Laboratories	320,000	17,158,400
Advanced Medical Optics, Inc. (B)(C)	325,000	9,941,750
Bristol-Myers Squibb Co.	345,000	9,942,900
CVS/Caremark Corp.	208,750	8,272,763
Genentech, Inc. (B)	220,000	17,164,400
Johnson & Johnson	255,000	16,753,500
Medtronic, Inc.	310,000	17,487,100
Pfizer Inc.	1,120,000	27,361,600
Senomyx, Inc. (B)(C)	560,000	6,860,000
Teva Pharmaceutical Industries Ltd. ADR	385,000	17,120,950
Wyeth Co.	325,000	14,478,750
Zimmer Holdings, Inc. (B)	125,000	10,123,750

		172,665,863

Industrials — 14.6%
Cintas Corp.	300,000	11,130,000
Curtiss-Wright Corp.	360,000	17,100,000
Emerson Electric Co.	400,000	21,288,000
General Electric Co.	1,421,000	58,829,400
Illinois Tool Works Inc.	250,000	14,910,000
Masco Corp. (C)	450,000	10,426,500
Oshkosh Truck Corp.	270,000	16,731,900
3M Co.	160,000	14,972,800
Spirit AeroSystems Holdings, Inc. (B)	400,000	15,576,000
United Parcel Service, Inc.	155,000	11,640,500
United Technologies Corp.	300,000	24,144,000

		216,749,100

Information Technology — 11.8%
Communication Equipment — 0.8%
Corning Inc.	500,000	12,325,000

Computer Related — 8.6%
Automatic Data Processing Inc.	300,000	13,779,000
BEA Systems, Inc. (B)	800,000	11,096,000
Cisco Systems, Inc. (B)	850,000	28,143,500
Dell Inc. (B)	585,000	16,146,000
Microsoft Corp.	1,180,000	34,762,800
Oracle Corp. (B)	1,100,000	23,815,000

		127,742,300

Electronics — 2.4%
Broadcom Corp. (B)	400,000	14,576,000
Intel Corp.	800,000	20,688,000

		35,264,000

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2007

(unaudited)

	Shares/ Prin. Amt	Value (A)
Materials — 5.1%
Air Products and Chemicals, Inc.	230,000	$22,484,800
du Pont (E.I.) de Nemours and Co.	360,000	17,841,600
Lubrizol Corp	200,000	13,012,000
Rohm & Haas Co.	400,000	22,268,000

		75,606,400

Telecom Services — 1.6%
Alltel Corp.	40,000	2,787,200
AT&T Corp.	400,000	16,924,000
Windstream Corp.	310,178	4,379,713

		24,090,913

Utilities — 3.5%
Aqua America, Inc. (C)	499,000	11,317,320
Duke Energy Corp.	611,560	11,430,056
MDU Resources Group, Inc.	562,500	15,660,000
Northeast Utilities	180,000	5,142,600
Spectra Energy Corp.	305,780	7,485,494

		51,035,470

Total Stocks and Convertible Securities (Cost $916,483,131) (E)		1,393,680,108

Short-Term Investments — 5.5%
U.S. Government Obligations — 1.1%
U.S. Treasury Bills, 4.65%, due 11/15/07	$16,500,000	16,404,094

Time Deposit — 0.0%
Citibank, N.A., 4.37%, due 10/1/07		297,327

Commercial Paper — 4.4%
American Express Credit Corp., 4.78%, due 11/1/07	$10,300,000	10,257,604

	Prin. Amt.	Value (A)

American General Finance, Inc., 5.03 - 5.25%, due 10/18/07-10/23/07	$12,400,000	$12,364,976
Chevron Funding Corp., 5.22%, due 10/2/07	5,800,000	5,799,159
General Electric Capital Corp., 4.68 - 5.23%, due 10/4/07-10/9/07	10,400,000	10,392,120
General Electric Capital Services Corp., 4.77%, due 10/30/07	2,100,000	2,091,931
Prudential Funding, LLC, 4.69 - 5.23%, due 10/11/07-10/25/07	10,000,000	9,974,090
Toyota Motor Credit Corp., 5.21 - 5.25%, due 10/2/07-10/16/07	11,100,000	11,080,055
United Parcel Service of America, Inc., 4.40%, due 10/30/07	3,200,000	3,188,658

		65,148,593

Total Short-Term Investments (Cost $81,850,014)		81,850,014

Total Securities Lending Collateral — 4.7% (Cost $70,070,900)
Brown Brothers Investment Trust, 5.24%, due 10/1/07		70,070,900

Total Investments — 104.3% (Cost $1,068,404,045)		1,545,601,022
Cash, receivables, prepaid pension cost, prepaid expenses and other assets, less liabilities — (4.3)%		(64,455,942)

Net Assets — 100%		$1,481,145,080

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ.
(B)	Presently non-dividend paying.
(C)	Some of the shares of this company are on loan. See note 8 to financial statements.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	The aggregate market value of stocks held in escrow at September 30, 2007 covering open call option contracts written was $11,479,730. In addition, the aggregate market value of securities segregated by the Company’s custodian required to collateralize open put option contracts written was $10,575,000.

PORTFOLIO SUMMARY

September 30, 2007

(unaudited)

Ten Largest Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corporation*	$88,214,463	6.0
General Electric Co.	58,829,400	4.0
Schlumberger Ltd.	39,900,000	2.7
Bank of America Corp.	35,691,700	2.4
Microsoft Corp.	34,762,800	2.3
American International Group, Inc.	33,825,000	2.3
ConocoPhillips	30,280,650	2.0
PepsiCo, Inc.	29,304,000	2.0
Cisco Systems, Inc.	28,143,500	1.9
Pfizer Inc.	27,361,600	1.8

Total	$406,313,113	27.4%

*Non-controlled affiliate

Sector Weightings

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

September 30, 2007

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Appreciation/ (Depreciation)

COVERED CALLS

250	AMBAC Financial Group, Inc.	$ 90	Feb	08	$17,299
200	Avon Products, Inc.	45	Oct	07	22,399
250	BJ’s Wholesale Club, Inc.	45	Dec	07	16,750
100	Bunge Ltd.	95	Oct	07	(117,200)
100	Bunge Ltd.	100	Oct	07	(77,300)
240	Marathon Oil Co.	62.50	Oct	07	5,640
200	Rohm & Hass Co.	55	Oct	07	(8,075)
250	Ryland Group Inc.	47.50	Oct	07	23,000
200	Target Corp.	70	Oct	07	23,800
150	Target Corp.	80	Jan	08	7,999
100	3M Corp.	100	Jan	08	(1,300)

2,040					(86,988)

COLLATERALIZED PUTS
200	AMBAC Financial Group, Inc.	50	Jan	08	(14,601)
200	Exxon Mobil Corp.	65	Jan	08	16,399
100	Harley-Davidson, Inc.	52.50	Nov	07	(55,300)
250	Lowe’s Companies, Inc.	30	Oct	07	(28,875)
200	Lubrizol Corp.	55	Dec	07	9,399
200	Lubrizol Corp.	60	Dec	07	(11,600)
200	Morgan Stanley	60	Oct	07	6,399
100	Procter & Gamble Co.	60	Oct	07	10,200
150	Ryland Group Inc.	25	Oct	07	(42,450)
250	Spirit Aerosystems Holdings, Inc.	35	Oct	07	13,355
100	State Street Corp.	60	Oct	07	12,200
100	State Street Corp.	55	Nov	07	7,700
100	State Street Corp.	50	Jan	08	4,750

2,150					(72,424)

					$(159,412)

Common Stock

Listed on the New York Stock Exchange

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2007

(unaudited)

	Shares
	Additions		Reductions		Held September 30, 2007
Bank of America Corp.	100,000				710,000
Bank of New York Mellon Corp.	403,775	(1)			403,775
Del Monte Foods Co.	185,000				1,300,000
Lubrizol Corp.	200,000				200,000
Morgan Stanley	30,000				180,000
Northeast Utilities	180,000				180,000
Ryland Group Inc.	38,500				343,500
Senomyx, Inc.	10,000				560,000
Spirit AeroSystems Holdings, Inc.	5,000				400,000
State Street Corp.	323,895	(2)			323,895
Wachovia Corp.	50,000				520,000
Discover Financial Services Inc.	75,000	(3)	75,000		—
Alltel Corp.			260,000		40,000
Avaya, Inc.			600,000		—
Bank of New York Co., Inc. (The)			375,000	(1)	—
BJ’s Wholesale Club, Inc.			35,000		415,000
Bunge Ltd.			7,000		133,000
Compass Bancshares, Inc.			85,000		—
Cree, Inc.			375,000		—
Florida Rock Industries Inc.			200,000		—
General Electric Co.			66,700		1,421,000
Investors Financial Services Corp.			357,500	(2)	—

(1)	Received .9434 share of Bank of New York Mellon Corp. for each share of The Bank of New York Co., Inc. surrendered.
(2)	Received .906 share for each share of Investors Financial Services, Inc. surrendered.
(3)	Received 1 share for every 2 shares of Morgan Stanley held.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*	Distributions From Net Realized Gains Per Share*	Total Dividends and Distributions Per Share*	Annual Rate of Distribution**
1997	$1,424,170,425	74,923,859	$19.01	$16.13	$.29	$1.01	$1.30	8.65%
1998	1,688,080,336	77,814,977	21.69	17.75	.30	1.10	1.40	8.17
1999	2,170,801,875	80,842,241	26.85	22.38	.26	1.37	1.63	8.53
2000	1,951,562,978	82,292,262	23.72	21.00	.22	1.63	1.85	7.76
2001	1,368,366,316	85,233,262	16.05	14.22	.26	1.39	1.65	9.44
2002	1,024,810,092	84,536,250	12.12	10.57	.19	.57	.76	6.14
2003	1,218,862,456	84,886,412	14.36	12.41	.17	.61	.78	6.80
2004	1,295,548,900	86,135,292	15.04	13.12	.24	.66	.90	7.05
2005	1,266,728,652	86,099,607	14.71	12.55	.22	.64	.86	6.65
2006	1,377,418,310	86,838,223	15.86	13.87	.23	.67	.90	6.80
Sept. 30, 2007	1,481,145,080	85,490,774	17.33	14.95	.14	.01	.15	—

*	Adjusted to reflect the 3-for-2 stock split effected in October 2000.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company’s Common Stock.

OTHER INFORMATION

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Company also posts its Forms N-Q on its website at www.adamsexpress.com under the heading “Financial Reports”.

Proxy Voting Policies and Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling the Company’s toll free number at (800) 638-2479; (ii) on the Company’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at http//www.sec.gov.

Privacy Policy

In order to conduct its business, The Adams Express Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share

Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share

Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share

Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Company

The Adams Express Company

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.